Exhibit 99.1

NexMetals Drills 11.05 Metres of Sulphide Mineralization and Demonstrates Clear Growth Potential Driven by the Hinge Program

Vancouver, British Columbia, January 20, 2026 – NexMetals Mining Corp. (TSXV: NEXM) (Nasdaq: NEXM) (“NEXM” or the “Company”) reports strong initial results from its ongoing surface drilling program targeting the gap between the Selebi Main and Selebi North deposits in Botswana. Drilling has intersected new mineralization outside the current Mineral Resource Estimate (“MRE”) and demonstrates potential for additional mineralized horizons at depth.

What You Need to Know: Mineralization Expanded

●	Initial hinge drill hole SMD-25-201 intersected three zones of massive and semi-massive sulphide mineralization including 3 metres of massive sulphides, which represents the thickest Lower Zone intersection drilled to date. Borehole electromagnetic (“BHEM”) results redirected targeting into high-priority areas down plunge of the current Selebi Main resource (figure 1).
●	Drill hole SMD-25-205, the first data-driven follow-up hole, intercepted 11.05 metres of mineralization including two massive sulphide intervals of 3.50 metres and 5.80 metres. The BHEM survey is currently underway (figure 2).
●	Following results from the BHEM data on drill hole SMD-25-201, historic hole sd144 was extended 660.7 metres. A subsequent BHEM survey delivered a high-priority anomaly (the “Super Conductor”) establishing the next immediate drill target.
●	Drill hole SMD-25-207 was positioned 300 metres from SMD-25-205, to test the Super Conductor and results indicate the strongest portion of the anomaly remains untested with BHEM defining a target area further to the north.
●	BHEM data reinterpretation suggests that SMD-25-205 intercepted the northeast portion of the Super Conductor. Drill core photos from SMD-25-201 and SMD-25-205 can be found in figure 3.
●	The Super Conductor reflects the highest-amplitude BHEM response recorded at Selebi Main in the Company’s history.
●	Multiple drill holes have identified indications of a potential third mineralized horizon at Selebi Main.

What Does This Mean

●	All planned hinge holes completed to date intersected mineralization that correlate with our modeled BHEM plates, reinforcing the belief that mineralization is continuous between Selebi Main and Selebi North.
●	Confirmation that the Selebi Main mineralization extends well beyond current resource boundaries.
●	New Selebi Main massive sulphide intercepts suggest an increase in thickness at depth, potentially enhancing project economics.
●	Results from the initial drill program, including early success in targeting thicker zones of mineralization, will support ongoing decisions around the sequencing of the planned 2026 drill program.

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SMD-25-205
Assays Pending
SMD-26-208
In Progress
SMD-25-204
Assays Pending
SMD-25-203
In Progress
SMD-25-207
Assays Pending
Selebi North
Shaft
Selebi Main
Shaft
+1000m
0m
-1000m
Underground
Workings
Selebi North
Resource
Selebi Main
Resource
300m
1,500m
sd144x
New BHEM
Plates
SMD-25-202
SMD-25-201
0
500
1000 m
Azimuth 30
Drilling
HINGE Drilling 2025
Historic Drill Hole Extension
NI-43-101 Resources (2024 MRE)
Selebi Mine Indicated
Selebi Mine Inferred
Geophysical Models
Modeled Conductive Mineralization

Figure 1: Long section of Selebi Mines, Hinge Drill hole locations relative to the 2024 Mineral Resource Estimate.

Selebi Main
Resource
Underground
Workings
Drilling
HINGE Drilling 2025
Geophysical Models
Modeled Conductive Mineralization
New BHEM
Plates
MAIN ZONE
LOWER ZONE
SMD-25-201 – MAIN ZONE INTERCEPT
SMD-25-201 – LOWER ZONE INTERCEPT
210m
SMD-25-205 – MAIN ZONE INTERCEPT
SMD-25-205
SMD-25-201
0
250
500 m
Azimuth 300

Figure 2: Selebi Main drill hole locations SMD-25-201 and SMD-25-205. Borehole electromagnetic plate geometry highlighting new mineralized horizons.

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SMD-25-205 (assays pending)
MAIN ZONE
SMD-25-201
MAIN ZONE
SMD-25-205 (assays pending)
MAIN ZONE (Continued)
SMD-25-201
LOWER ZONE
SMD-25-205 (assays pending)
MAIN ZONE (Continued)

Figure 3: SMD-25-201 Core photos – Main Zone (top left image), Lower Zone (bottom left image). SMD-25-205 Core photos – Main Zone (top right, continued mineralization through to bottom right image).

Sean Whiteford, CEO of the Company, commented: “What we are seeing at Selebi Main clearly demonstrates that high-grade mineralization continues well beyond the extents of the current MRE. These new, widely spaced, intercepts of mineralization are the result of fundamental, data-driven brownfields exploration. Additionally, every hole drilled in the initial hinge drilling program has intersected mineralization indicating the full-scale potential of the Selebi complex.

The focus for 2026 will be resource expansion at Selebi Main targeting additional mineralization that will be incorporated into an updated MRE. The current priority is targeting the Super Conductor with the goal of further defining areas of thick mineralization. We believe the results of the drilling to date continue to validate our view that Selebi Main and Selebi North form a much larger mineralized system than previously recognized.”

Sharon Taylor, V.P. Exploration & Chief Geophysicist, commented: “The Super Conductor off-hole anomaly in sd144x is the highest amplitude calculated residual step response anomaly seen anywhere on the property. It is especially significant given the 1000 milliseconds time base (0.25 Hz) of the survey which means the conductor continued responding long after transmitter shut off. Given the only known conductors in the immediate vicinity of the Selebi Mines are copper-nickel sulphides, the importance of this anomaly for targeting additional resource expansion cannot be over-stated.”

To date, a total of 11,928 metres in 5 completed holes, 1 hole extension, 1 abandoned hole and 2 in-progress hole have been completed as part of the surface drilling program. Assay results are reported below in Table 1 and drill hole collar details are provided in Table 2.

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Table 1: 2025 Surface Drilling Results

Hole-ID	From (m)	To (m)	Length (m)	Est. True Thickness[1]	Cu (%)	Ni (%)	Co (%)[2]	Zone	CuEq (%)[3]
SMD-25-201	1778.30	1781.00	2.70	2.45	0.87	1.63	0.07	Main Zone	4.24
SMD-25-201	1804.40	1808.20	3.80	unknown	1.47	1.90	0.08	Lower Zone	5.38
incl.	1804.40	1807.40	3.00	2.73	1.72	2.35	0.10	Lower Zone	6.56
SMD-25-201	1829.15	1831.75	2.60	2.37	0.53	0.69	0.03	Lower Zone 3	1.95
SMD-25-202	1753.95	1754.65	0.70	unknown	0.81	2.39	0.12	Main Zone	5.73
SMD-25-202	1773.20	1773.70	0.50	unknown	6.33	0.64	0.04	Lower Zone	7.65
SMD-25-204	1852.60	1852.95	0.35	unknown	Ap4	Ap4	Ap4	Main Zone	Ap4
SMD-25-204	1853.95	1856.50	2.55	unknown	Ap4	Ap4	Ap4	Main Zone	Ap4
SMD-25-204	2078.30	2079.25	0.95	unknown	Ap4	Ap4	Ap4	unknown	Ap4
SMD-25-205	1686.70	1697.75	11.05	10.72	Ap4	Ap4	Ap4	Main Zone	Ap4
SMD-25-205	1708.05	1709.35	1.30	1.26	Ap4	Ap4	Ap4	Lower Zone	Ap4
SMD-25-207	1644.90	1645.30	0.40	0.37	Ap4	Ap4	Ap4	Main Zone	Ap4
SMD-25-207	1661.85	1663.70	1.85	1.70	Ap4	Ap4	Ap4	Lower Zone	Ap4
Incl.	1661.85	1662.35	0.50	0.48	Ap4	Ap4	Ap4	Lower Zone	Ap4
sd144x	1744.20	1745.70	1.50	1.34	0.01	0.10	0.01	Main Zone	0.21

1Length refers to drillhole length and not true width. True widths are estimated where density of drilling is sufficient for an estimation. Some true widths cannot be estimated due to insufficient drill density.

2Co is not included in the MRE as cobalt analyses are not consistently available throughout the deposit.

3CuEq was calculated using the formula CuEq=Cu+2.06*Ni assuming long-term prices of US$10.50/lb Ni and US$4.75/lb Cu, and nickel and copper recoveries of 72.0% and 92.4%, respectively, derived from metallurgical studies which consider a conceptual bulk concentrate scenario.

4Assays pending

Table 2: 2025 Surface Drilling Collar Information

HOLE ID	UTM East	UTM North	Elevation	Dip	True North Azimuth	Hole Length	Comment
SMD-25-201	582681.1	7563647.2	904.1	-81.2	102.8	1,894.2
SMD-25-202	583206.8	7565125.1	892.4	-78.4	110.9	2,036.5
SMD-25-203	582550.8	7564012.8	905.8	-78.1	112.1	1,487.4	Drilling in progress
sd144x	582631.9	7563230.0	905.4	-89.2	265.4	660.7	2010 BCL drillhole extended from 1,204.1m to 1,864.8m
SMD-25-204	583006.5	7564891.9	893.9	-78.4	114.8	2,146.9
SMD-25-205	582693.6	7563648.3	903.9	-77.7	117.4	1,799.5
SMD-25-206	582644.0	7563223.9	905.4	-81.1	108.2	13.0	Abandoned due to casing deflection
SMD-25-207	582644.0	7563223.9	905.4	-81.2	108.2	1,739.6
SMD-26-208	582752.1	7563358.1	903.6	-78.0	111.0	149.7	Drilling in progress

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Detailed Drilling and BHEM Information

The first drill hole, SMD-25-201, targeted large BHEM plates at the southernmost extent of the gap between the Selebi Main and Selebi North deposits. Located 410 metres down-plunge of NEXM 2022 drill hole SMD-22-006a-W2 (see news release dated December 22, 2022), the hole intersected two zones of massive and semi-massive sulphides, including a 3 metre interval of massive sulphide in the footwall. A third mineralized zone was also intersected.

BHEM results from SMD-25-201 indicate that the mineralized zone remains open in all directions and, most importantly, that it continues further to the west than previously interpreted.

SMD-25-203, a 385-metre down-plunge step-out from SMD-25-201, targeted the down-dip extent of the modeled plate to the northwest. Drilling is currently in progress and a BHEM survey will be conducted on completion.

SMD-25-205, a 210-metre up-dip step-out from SMD-25-201, intersected a 11.05 metre mineralized interval that includes two massive sulphide intervals of 3.50 and 5.80 metres corresponding to the Main Zone. Assays are pending, and photos of the intersection are provided in Figure 3.

Following results from SMD-25-201, the Company extended a 2010 BCL hole sd144 from 1,204.1 metres to further evaluate the down-dip extent of the Selebi Main horizon to the southeast. The extension, drill hole sd144x, intersected weakly mineralized amphibolite at target depth. However, BHEM results identified a high-priority off-hole conductor, with the nearest edge located 25 metres toward the Selebi Main horizon.

SMD-25-207 was drilled 300 metres southeast from SMD-25-205 to target the off-hole Super Conductor. While the hole did not intersect the strongest part of the target, the recent BHEM survey now highlights a higher-priority target to the north.

SMD-26-208 targets an area approximately 200 metres south of SMD-25-205.

SMD-25-202 targeted BHEM plates located 500 metres south from Selebi North underground drill hole SNUG-25-186 and 1,500 metres north from SMD-25-201. The hole intersected a 0.75-metre interval of massive sulphides above the expected target depth, with the depth change interpreted as being influenced by structures associated with the adjacent dolerite dike. This drill hole also intersected a second mineralized interval of 2.35 metres interpreted as the Lower Zone.

SMD-25-204, a 250-metre step-out south from SMD-25-202, intersected three narrow intervals of semi-massive and massive sulphides within an 8.75 metre interval, along with an additional narrow mineralized interval in a deeper third horizon. A BHEM survey was conducted and results are pending.

Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, V.P. Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

Quality Control

The program is being executed using two company-owned underground Zinex U5 drills which were converted into surface A5 drills, and a Marcotte HTM2500 drill purchased by the Company capable of drilling to depths of 2,550 metres (NQ core).

Drill core samples are either NQ (47.75 mm diameter) or BQ (36.40 mm diameter). All samples are ½ core samples cut by a diamond saw on site and the remaining half of the core is retained for reference purposes. Samples are generally 1.0 to 1.5 metre intervals or less at the discretion of the site geologists. Sample preparation and lab analysis was completed at ALS Geochemistry in Johannesburg, South Africa. Commercially prepared Blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81). Analyses for Pt, Pd, and Au are by fire assay (30 grams nominal sample weight) with an ICP-AES finish (PGM-ICP23).

Holes are numbered as follows: SMD (Selebi Main Deposit) + year + hole number starting at 201.

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BHEM Surveys

The BHEM surveys at Selebi utilize the Crone PEM system operated by local Batswana staff. Survey data is collected using a 3 component fluxgate probe collecting full waveform data. Surveys have been collected using timebases between 50 and 1000ms (0.25 Hz to 5 Hz). The data has been processed to a calculated residual step response to better quantify the conductive sources. This added processing has proven to be highly valuable because of the size of the highly conductive mineralized system.

Technical Report

The MRE on the Selebi Mines is supported by the technical report entitled “Technical Report, Selebi Mines, Central District, Republic of Botswana” and dated September 20, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report”), and prepared by SLR Consulting (Canada) Ltd. for NEXM. Reference should be made to the full text of the Selebi Technical Report, which was prepared in accordance with NI 43-101 and Subpart 1300 of Regulation S-K and is available on SEDAR+ (www.sedarplus.ca) and EDGAR (www.sec.gov), in each case, under NEXM’s issuer profile.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a TSX.V and NASDAQ listed mineral exploration and development company focused on redeveloping the past-producing Selebi and Selkirk copper-nickel-cobalt-platinum group element mines in Botswana. NexMetals has confirmed the scale of mineralization is larger than historical estimates, supported by NI 43-101-compliant resource estimates, with ongoing down-hole geophysics, drilling, and metallurgical programs aimed at expanding resources and supporting future economic studies. The Company is led by an experienced management and technical team with a proven track record in global mineral projects, emphasizing disciplined execution, transparent governance, and long-term stakeholder value creation.

For further information about NexMetals Mining Corp., please contact:

Sean Whiteford

CEO

swhiteford@nexmetalsmining.com

Jaclyn Ruptash

V.P., Communications and Investor Relations

jaclyn@nexmetalsmining.com

1-833-770-4334

Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the implementation of the objectives, goals and future plans of the Company, including: the Company’s belief that work completed in 2026 will significantly advance the projects and fully establish the scale and opportunity of the Selebi deposits; the potential for an additional mineralized horizon at depth at Selebi Main and that mineralization extends well beyond current resource boundaries; the Company’s belief that mineralization is continuous between Selebi Main and Selebi North; the Company’s belief that massive sulphide intercepts suggest an increase in thickness at depth potentially improving project economics; the Company’s current priority of targeting the Super Conductor with the goal of further defining areas of thick mineralization; the anticipated impact of the proposed BHEM program; expectations regarding assay and BHEM results, including the indication that the mineralized zone remains open in all directions and that it continues further to the west than previously interpreted; and the Company’s objective of meaningfully expanding its Inferred resource base. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.ca), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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